[*REDACTED = Omitted pursuant to confidential treatment request. Material filed separately with SEC.]

                                                                  EXHIBIT 10.85
                                                    Privileged and Confidential
                                                             EXECUTION ORIGINAL

                             SECOND AMENDMENT TO THE
                           NEW PARTICIPATION AGREEMENT



     This SECOND AMENDMENT TO THE NEW PARTICIPATION AGREEMENT ("AMENDMENT") dated this ___ day of June, 1998, is among BIG RIVERS ELECTRIC CORPORATION, a Kentucky rural electric cooperative ("BIG RIVERS"), LG&E ENERGY MARKETING INC., an Oklahoma corporation ("LEM"), WESTERN KENTUCKY LEASING CORP., a Kentucky corporation ("LEASECO"), WKE Station Two Inc., a Kentucky corporation ("STATION TWO SUBSIDIARY") and WESTERN KENTUCKY ENERGY CORP., a Kentucky corporation ("WKEC") (hereinafter, LEM, Leaseco, Station Two Subsidiary and WKEC are collectively referred to as the "LG&E PARTIES" and together with Big Rivers, the "PARTIES").

                                    RECITALS

     WHEREAS, the Parties are signatories to the New Participation Agreement dated April 6, 1998, as amended by that certain Letter Agreement dated April 6, 1998 (collectively, the "New Participation Agreement").

     WHEREAS, the Parties wish to amend the New Participation Agreement in certain respects as described herein.

     NOW, THEREFORE, in consideration of the mutual covenants set forth in this Amendment, the Parties agree as follows:

     Each direction to capitalize or make lower case a word or phrase means to make the initial letter of each referenced word a capital letter or a lower case letter, as directed.

 1. NEW PARTICIPATION AGREEMENT. The Parties hereby agree to amend the New Participation Agreement as follows:

- Section 4.3.6 (p. 6). The phrase "and in Sections 23.3 and 23.5" is hereby added immediately following the words "Article 5".
- Section 5.1.24 (p.14). In the references to "Taxing authority," "Taxing" is hereby made lower case.
- Section 7.1.2 (p.17). In the reference to "tax liability", "tax" is hereby capitalized.
- Section 7.3.6 (p. 19). In the phrase "Effective Date, cause the Big Rivers Qualified Plans" the word "and" is hereby inserted between the word "date" and the word "cause."
- Section 8.1 (p.19). The reference to "LG&E Parties" is hereby changed to "LG&E Parties and their Affiliates." The reference to "such other LG&E Party's use" is hereby changed to "use by the LG&E Parties or their Affiliates," and the reference to "such LG&E Party agrees" is hereby changed to "such LG&E Party agrees, and agrees to cause its Affiliates."

                                                   Privileged and Confidential
                                                            EXECUTION ORIGINAL


- Section 9.3 (p. 22). In the parenthetical phrase "fuel and scrubber reagent, inventory, spare parts and materials, and supplies" the commas immediately following the words "reagent" and "materials" are hereby deleted.
- Section 9.6 (p.24-25). Each reference to "Transmission Services and Interconnection Agreement" is hereby changed to "Transmission Service and Interconnection Agreement."
-    Section 9.7 (p. 25 ):  A new Section 9.7 is hereby added as follows:

         9.7  INCREMENTAL REVENUE ALLOCATION

              (a) On the 25th day of each month, commencing on the second occurrence of a 25th day of the month after the Effective Date and continuing until and including January 25, [REDACTED], Big Rivers will pay to LEM [REDACTED]% of the total revenue received by Big Rivers from [REDACTED] for transmission of Tier 3 Energy to [REDACTED] (if any) during the preceding month.

              (b) On the 25th day of each month, commencing on February 25,
                  [REDACTED] and continuing until and including January 25, [REDACTED], provided that [REDACTED] has entered into a contract with Big Rivers for the transmission of Tier 3
                  Energy to [REDACTED], which contract provides for service to commence January 1, [REDACTED], is of a duration of no less than [REDACTED] years, assures Big Rivers of receipt of no less than $[REDACTED] annually in transmission revenues, and such minimum revenues are received by Big Rivers, Big Rivers will pay to LEM an amount equal to $[REDACTED]. In addition, on each February 25, commencing on February 25, [REDACTED] and continuing until and including February 25, [REDACTED], Big Rivers will pay LEM an amount equal to the lesser of
                  (i) $[REDACTED] or (ii) the difference between (a) the total amount of revenue received by Big Rivers from [REDACTED] for transmission of Tier 3 Energy to Southwire in the preceding 12 calendar months and (b) $[REDACTED] less the sum of amounts received by LEM from Big Rivers pursuant to this Section 9.7(b) in the preceding 12 calendar months; provided that if Big Rivers' OATT rate for firm point-to-point service declines to less than $[REDACTED] per KW per month, then the amount "$[REDACTED]" set forth in the preceding clause will be reduced proportionally.

- Section 10.3 (p.26). The reference to "WKEC shall not" is hereby changed to "Neither WKEC nor its Affiliates shall."
- Section 10.4 (p.26). The last reference to "or its Affiliates (as applicable)" is hereby deleted.

                                                   Privileged and Confidential
                                                            EXECUTION ORIGINAL

- Section 10.5 (p. 26). The word "the" is hereby inserted before each of the first, third, fourth and fifth references to "Big Rivers Severance Plan."
-    Section 10.7  (p.28).  The  reference to "10.8.1,  10.8.2 and 10.8.3" is hereby changed to "10.7.1, 10.7.2 and 10.7.3."
- Section 11.6 (p.30). In each reference to "Federal income tax," "tax" is hereby capitalized.
- Section 12.1 (p.31). References to "Leaseco shall keep" and "Leaseco shall retain" are hereby changed to "Leaseco shall keep, or cause to be kept," and "Leaseco shall retain, or cause to be retained,".
-    Section 12.4 (p. 31).  The word "notice" is hereby made plural.
-    Section 14.5 (p.36).  Each reference to "parties" is hereby capitalized.
- Section 15.1 (p.38). The first and second references to "parties" are hereby capitalized and the first, second and third references to "party" is hereby capitalized.
-    Section 15.2.1 (p.39). The reference to "Party" is hereby made lower case.
-    Section 15.2.3 (p.39). The first reference to "Party" is hereby made lower case.
-    Section 15.2.6 (p.39). The reference to "Parties" is hereby made lower case.
- Section 15.3.1 (p.40). The first and second references to "Party" are hereby made lower case and the first reference to "Parties" is hereby made lower case.
-    Section 15.3.2 (p.40). The last reference to "Party" is hereby made lower case.
-    Section 15.3.4 (p.40). The first reference to "parties" is hereby capitalized.
- Section 15.3.6 (pp.40-41). Each reference to "Parties" or "Party" is hereby made lower case.
- Section 15.3.7 (p.41). Each reference to "Parties" or "Party" is hereby made lower case.
-    Section 15.3.8 (p.41). The reference to "Parties" is hereby made lower case.
-    Section  16.1  (p.41).   The  first   reference  to  "party"  is  hereby
     capitalized and the word "provided" is hereby inserted before the first use of "however."
-    Section 16.2 (p.42). The first reference to "party" is hereby capitalized.
-    Section 20.3 (p.50).  The reference to "party" is hereby capitalized.
- Section 20.6 (p. 51). Section 20.6 is hereby amended to be and read in its entirety as follows:

         20.6 DEVELOPMENT OF BUDGETS; CAPITAL BUDGET LIMITS.

              20.6.1 The Parties agree, notwithstanding the date upon which the Closing occurs, that they will continue to work together to (i) develop an Annual O&M Budget and an Annual Capital Budget with respect to the "Initial Budget Period" (as defined in the Facilities Operating Agreement or the Lease, as applicable), and (ii) consider matters of concern relating to the operation of the Assets and Station Two following the Closing with respect to which the Operating Committee is given a role pursuant to the terms of the Lease or the Facilities Operating Agreement. The applicable provisions contained in the Phase I or Phase II Agreements, as applicable, shall replace this provision on and after the Effective Date.

                                                   Privileged and Confidential
                                                            EXECUTION ORIGINAL

     20.6.2. Notwithstanding Section 20.6.1, above, the Parties hereby agree that the Annual Capital Budgets for the Initial Budget Period to be agreed to by the Parties as contemplated in Schedule 3.1 attached to this Agreement, and the Annual Capital Budgets for each Year thereafter during the Term, shall include as the aggregate budgeted amount for the relevant Year (or portion thereof), in respect of all Non-Incremental Capital Costs and Henderson Non-Incremental Capital Costs (as defined in the Station Two Agreement) that are not for Major Capital Repairs or Henderson Major Capital Repairs, respectively, the following amounts (the "Capital Budget Limits"), which Capital Budget Limits shall not be increased or decreased without the written approval of the Parties, but shall be subject to adjustment pursuant to the procedures to be developed by Big Rivers and Leaseco as contemplated in Section 20.6.4 below, and shall be subject to the other provisions of this Section 20.6:


-     First Partial Year following Effective Date
         (assuming there are five full months then
         remaining in that Year):                           $
-     First full Year following Effective Date:             $
-     Second full Year following Effective Date:            $
-     Third full Year following Effective Date:             $
-     Fourth full Year following Effective Date:            $
-     Fifth full Year following Effective Date:             $
-     Sixth full Year following Effective Date:             $
-     Seventh full Year following Effective Date:           $
-     Eighth full Year following Effective Date:            $
-     Ninth full Year following Effective Date:             $
-     Tenth full Year following Effective Date:             $
-     Eleventh full Year following Effective Date:          $[REDACTED]
-     Twelfth full Year following Effective Date:           $
-     Thirteenth full Year following Effective Date:        $
-     Fourteenth full Year following Effective Date:        $
-     Fifteenth full Year following Effective Date:         $
-     Sixteenth full Year following Effective Date:         $
-     Seventeenth full Year following Effective Date:       $
-     Eighteenth full Year following Effective Date:        $
-     Nineteenth full Year following Effective Date:        $
-     Twentieth full Year following Effective Date:         $
-     Twenty-First full Year following Effective Date:      $
-     Twenty-Second full Year following Effective Date:     $
-     Twenty-Third full Year following Effective Date:      $
-     Twenty-Fourth full Year following Effective Date:     $
-     Twenty-Fifth full Year following Effective Date:      $

                                                   Privileged and Confidential
                                                            EXECUTION ORIGINAL

         Except as otherwise provided below, Big Rivers, Leaseco and/or Station Two Subsidiary each agree to contribute their respective share of the Capital Budget Limit for each Year (or portion thereof) during the Term, based upon their respective Capital Asset Sharing Ratios or Station Two Improvement Sharing Ratios (as defined in the Station Two Agreement), as applicable; provided, that so long as the aggregate budgeted amount for Non-Incremental Capital Costs and Henderson Non-Incremental Capital Costs that are included in the approved Annual Capital Budget and Operating Budget (in the case of Station Two) for a particular Year, but which are not for Major Capital Repairs or Henderson Major Capital Repairs, respectively (the "Approved Capital Amount"), is equal to or greater than the Big Rivers Contribution for that Year, then Big Rivers will contribute the entire Big Rivers Contribution (as defined in Section 20.6.3 below) for that Year and Leaseco and/or Station Two Subsidiary will contribute the remainder of the Approved Capital Amount; and provided further, that in the event the Approved Capital Amount for a particular Year is less than the Big Rivers Contribution for that Year, then Big Rivers alone shall contribute the entire Approved Capital Amount. Notwithstanding anything contained in this Section 20.6 to the contrary Leaseco and/or Station Two Subsidiary shall be entitled to propose an aggregate annual budget for Non-Incremental Capital Costs (exclusive of costs for Major Capital Repairs) and Henderson Non-Incremental Capital Costs (exclusive of Costs for Henderson Major Capital Repairs) that is less than the Capital Budget Limits for that Year, provided such budget is consistent with Prudent Utility Practice, and such budget as proposed by Leaseco and/or Station Two Subsidiary shall be approved if it meets the criteria for such approval in Article 6 of the Cost Sharing Agreement,
         Article 7 of the Lease and Section 8.15 or 9.8 of the Station Two Agreement (as applicable) notwithstanding that it may be less than the Capital Budget Limit. In addition to the foregoing, in the event the Approved Capital Amount for a particular Year is less in the aggregate than the Big Rivers Contribution for that Year, Big Rivers agrees to contribute the amount by which the Big Rivers Contribution exceeds the Approved Capital Amount, to fund any Non-Incremental Capital Costs and Henderson Non-Incremental Capital Costs (in each case exclusive of costs for Major Capital Repairs and Henderson Major Capital Repairs) that were not included in the relevant approved budget, but which (i) are required during that Year, consistent with Prudent Utility Practice, to be expended in order to address unanticipated operating problems at one or

                                                   Privileged and Confidential
                                                            EXECUTION ORIGINAL

         more of the Generating Plants, and (ii) meet the criteria and conditions set forth in Article 7 of the Cost Sharing Agreement,
         Article 8 of the Lease or Section 8.17 or 9.10 of the Station Two Agreement (as applicable) for Big Rivers' obligation to fund the same. Such contributions by Big Rivers will serve as an approved deviation from the Annual Capital Budget for that Year as contemplated in Section 6.5 of the Facilities Operating Agreement,
         Section 7.5 of the Lease or Section 8.17(f) or 9.10(d) of the Station Two Agreement, as applicable.

         20.6.3 Except as otherwise provided in this Section 20.6, Big Rivers agrees that its respective share of the Capital Budget Limit for each Year shall be the amounts set forth below (collectively, the "Big Rivers Contributions"), which amounts shall be paid by Big Rivers at the time(s) provided in Article 7 of the Cost Sharing Agreement,
         Article 8 of the Lease and Section 8.17 or 9.10 of the Station Two Agreement, as applicable:


-     First Partial Year:                $
-     First full Year:                   $
-     Second full Year:                  $
-     Third full Year:                   $
-     Fourth full Year:                  $
-     Fifth full Year:                   $
-     Sixth full Year:                   $
-     Seventh full Year:                 $
-     Eighth full Year:                  $
-     Ninth full Year:                   $
-     Tenth full Year:                   $
-     Eleventh full Year:                $[REDACTED]
-     Twelfth full Year:                 $
-     Thirteenth full Year:              $
-     Fourteenth full Year:              $
-     Fifteenth full Year:               $
-     Sixteenth full Year:               $
-     Seventeenth full Year:             $
-     Eighteenth full Year:              $
-     Nineteenth full Year:              $
-     Twentieth full Year:               $
-     Twenty-First full Year:            $
-     Twenty-Second full Year:           $
-     Twenty-Third full Year:            $
-     Twenty-Fourth full Year:           $
-     Twenty-Fifth full Year:            $

                                                   Privileged and Confidential
                                                            EXECUTION ORIGINAL

         Big Rivers agrees that the amount of the Big Rivers Contribution for a particular Year shall not be reduced in the event the Approved Capital Amount is less than the Capital Budget Limit for the year, so long as the Approved Capital Amount is equal to or greater than the Big Rivers Contribution.

              20.6.4 The Parties agree that, as an additional condition to the Closing and the Parties' obligation to consummate the transactions contemplated at the Closing, Big Rivers and Leaseco must agree upon a mutually satisfactory procedure by which the Capital Budget Limits and the Big Rivers Contributions will be adjusted during the Term to reflect inflationary increases in the cost of Non-Incremental Capital Costs over that period. The Parties agree to negotiate in good faith to develop and agree upon that procedure at the earliest practicable time following the Execution Date, and shall document their agreement (if any) in writing at or prior to the Closing.

              20.6.5 Notwithstanding anything contained in any Operative Document to the contrary, but subject to the limitations and conditions set forth in this Section 20.6, at such time as Big Rivers shall have paid the entire Big Rivers Contribution for a particular Year (or the required portion thereof, as contemplated in Section 20.6.2 above) toward the funding of one or more Non-Incremental Capital Costs (other than for Major Capital Repairs) and/or Henderson Non-Incremental Capital Costs (other than for Henderson Major Capital Repairs), in either case in accordance with Article 7 of the Cost Sharing Agreement,
         Article 8 of the Lease and/or Section 8.17 or 9.10 of the Station Two Agreement (as applicable), then (a) Big Rivers shall be deemed to have paid its entire share of all Non-Incremental Capital Costs (other than for Major Capital Repairs) and Henderson

         Non-Incremental Capital Costs (other than for Henderson Major Capital Repairs) for that Year (or portion thereof), regardless of whether additional expenditures for those or other Non-Incremental Capital Costs (other than for Major Capital Repairs) or Henderson Non-Incremental Capital Costs (other than for Henderson Major Capital Repairs) have been budgeted for, or are thereafter required during that Year for the maintenance and upkeep of the Generating Plants in accordance with the Operative Documents, and (b) Leaseco or Station Two Subsidiary, as applicable, agree that they shall be responsible for the payment of all other Non-Incremental Capital Costs (exclusive of costs for Major Capital Repairs) and Henderson Non-Incremental Capital Costs (exclusive of costs for Henderson Major Capital Repairs) during that Year to maintain and operate the Facilities and Station Two in accordance with the Operative Documents notwithstanding the Capital Budget Limit for that Year (or portion thereof). Notwithstanding the immediately preceding sentence or any other provision in any Operative Document to the contrary, Big Rivers' payment of the Big Rivers Contribution for a particular Year as contemplated above shall not, and shall not be deemed to, affect, limit or eliminate Big Rivers' continuing obligation under Article 7 of the Cost Sharing Agreement, Article 8 of the Lease or Section 8.17 or 9.10 (as applicable) of the Station Two Agreement for the payment of Big Rivers' relevant Capital Asset Sharing Ratio or Station Two Improvement Sharing Ratio with respect to (a) any Incremental Capital Costs or Henderson Incremental Capital Costs, and (b) any Non-Incremental Capital Costs for Major Capital Repairs or Henderson Non-Incremental Capital Costs for Henderson Major Capital Repairs, in each case that are required to be funded by Big Rivers, directly or indirectly, in accordance with those Articles or Sections, it being expressly understood that all such obligations of Big Rivers shall continue in accordance with those provisions irrespective of the provisions of this Section 20.6, and, where reasonably possible, shall be separately budgeted for by the Parties in the Annual Capital Budgets or Operating Budgets (in the case of Station Two) in accordance with the Cost Sharing Agreement, the Facilities Operating Agreement, the Lease or the Station Two Agreement, as applicable. In addition to the foregoing, and except as otherwise provided in this Section 20.6, nothing in this Section 20.6 shall be deemed to affect, limit or eliminate Big Rivers' or the LG&E Parties' respective obligations or liabilities under or pursuant to this or any other Operative Document by reason of any misrepresentation, breach of warranty or non-fulfillment of any covenant or agreement of Big Rivers or such LG&E Parties, including without limitation, any indemnification and hold harmless covenant of Big Rivers or such LG&E Parties set forth herein or therein.

              20.6.6 To the extent any portion of a Big Rivers Contribution that is included in an approved Annual Capital Budget or Operating Budget (in the case of Station Two) is not thereafter used by Leaseco or Station Two Subsidiary in the Year for which payable because the project for which such funds were allocated was deferred or was not completed during that Year, after complying with the provisions of the Operative Documents, then such portion of the Big Rivers Contribution necessary to complete such project will be carried forward and included as an approved addition to the Annual Capital Budget or Operating Budget (as applicable) for the following Year (for use solely in connection with the completion of such project), but shall not serve as a credit against, or reduce, the Big Rivers Contribution for that following Year; provided, that the obligation of Big Rivers to so contribute any such portion of the Big Rivers Contribution in that following Year shall be further conditioned on either (i) Leaseco or Station Two Subsidiary having actually contributed, during the Year for which budgeted, its commitment for Non-Incremental Capital Costs or Henderson Non-Incremental Capital Costs that corresponds with such portion of the Big Rivers Contribution (based upon Leaseco's Capital Asset Sharing Ratio or Station Two Subsidiary's Station Two Improvement Sharing Ratio, as applicable), or (ii) Leaseco's or Station Two Subsidiary's agreement with Big Rivers to make those corresponding contributions at the same time in the following Year as such contributions are required by Big Rivers. References in this Section
         20.6 to the Operating Budgets required for Station Two shall be deemed to relate solely to the items and amounts set forth in those budgets for which Big Rivers and/or Station Two Subsidiary are responsible under the Station Two Agreement and the Station Two Contracts referenced therein.

                20.6.7 Notwithstanding anything contained in this Agreement or in any other Operative Document to the contrary, the Parties agree that they shall not, at any time after the sixtieth (60th) day following the close of any Year, attempt to claim or assert any claim (A) that an expenditure incurred in that Year and included in the approved Annual O&M Budget, the approved Annual Capital Budget or the approved Operating Budget (in the case of Station Two) for that Year (including without limitation, items that were included in those budgets by agreement of the Parties, by decision of the Operating Committee or Oversight Committee (as applicable), or at the direction of an arbitration panel pursuant to the procedures set forth in Article 15) should in fact have been included in the other budget for that Year,
         (B) that an expenditure incurred in that Year and included as an expenditure for a Capital Asset or Station Two Improvement in any of those approved budgets is in fact an operation or maintenance expense or an Enhancement or Major Capital Improvement, or is a Capital Asset or Station Two Improvement that Big Rivers is not otherwise obligated to fund in part, (C) that an expenditure incurred in that Year and included as an operation or maintenance expense in any of those approved budgets is in fact an expenditure for a Capital Asset or Station Two Improvement that Big Rivers is obligated to fund in part,
         (D) that an expenditure incurred in that Year and included in those approved budgets is or is not for a Major Capital Repair or a Henderson Major Capital Repair, (E) that an expenditure incurred in that Year and included as Incremental Environmental O&M in any of those approved budgets is not in fact Incremental Environmental O&M, or (F) that an expenditure incurred in that Year and included as an operation and maintenance expense that is not Incremental Environmental O&M is in fact Incremental Environmental O&M; provided, however that nothing contained in this Section 20.6.7 shall be deemed to affect, limit or eliminate any such claims that are specifically asserted with respect to one or more items included in those approved budgets at any time prior to the expiration of the foregoing sixty-day period following the close of any Year, any such claims that are asserted prior to the approval of such budgets (or deemed approval pursuant to an arbitration award as contemplated above), or any claims regarding expenditures the approval or characterization of which was obtained by a Party through any misrepresentation or fraudulent or other willful misconduct, all of which claims shall be deemed to survive that sixty-day period for all purposes.

- Section 21.4 (p.54). The phrase "but without giving effect to the conflict of law rules of such jurisdiction" is hereby added to the end of the sentence.

- Section 22.2 (p.59). The first and second sentences of Section 22.2 are hereby deleted and are replaced with the following new sentence:
     "LEM covenants and agrees, and Big Rivers acknowledges and agrees, that on the Closing Date and in the event the Marketing Payment contemplated in Section 4.3.9 exceeds $[REDACTED], LEM will execute and deliver to the RUS a Demand Promissory Note in a principal amount equal to the amount by which such Marketing Payment so exceeds $[REDACTED], and in the form attached to this Agreement as Exhibit Q (the "Demand Note")." Exhibit Q attached to this Amendment shall constitute Exhibit Q of the New Participation Agreement as contemplated above. The fifth sentence of
     Section 22.2 is hereby amended to be and read in its entirety as follows: "Notwithstanding the foregoing, so long as any amount remains outstanding under either of the two Promissory Notes to be issued by Big Rivers to the RUS pursuant to the New RUS Agreement (as defined in the Non-Disturbance Agreement) or under the "1983 Reimbursement Agreement", the "1985 Reimbursement Agreement" or the "AMBAC Notes" (each with AMBAC as referred to in Recital A of the Non-Disturbance Agreement), or under Big Rivers' pollution control bonds as outstanding on the Effective Date, Big Rivers agrees that it shall not, and LEM agrees that Big Rivers shall have no obligation to, pay any amount with respect to Big Rivers' Reimbursement Obligation(s), provided however, that interest at the Default Rate will continue to accrue during all such periods during which Big Rivers has no payment obligation." A new sentence is hereby added to the end of Section 22.2 of the New Participation Agreement as follows: "Big Rivers' Reimbursement Obligation(s), together with its obligation to pay interest accruing on such reimbursement amounts, shall survive any expiration or termination of this Agreement and shall continue to be binding on Big Rivers."

- New Sections (p.60). New Sections 23.2 through 23.9, inclusive, are hereby added to Article

                                                   Privileged and Confidential
                                                            EXECUTION ORIGINAL

     23 of the New Participation Agreement as follows:

         23.2 COLEMAN UNIT NO. 2 ISSUES. Big Rivers agrees that it will fully repair and rectify, at its expense and consistent with Prudent Utility Practice, all equipment and operating problems at the Coleman Unit No. 2 facility identified in the letter dated May 14, 1998 from Michael Core to George Basinger, as well as all other problems (whether or not related) that may exist and that may prevent bringing that unit back on line for regular operation to its full rated capacity. Big Rivers will use its commercially reasonable efforts to address those problems at the earliest practicable time, in an effort to return the Coleman Unit No. 2 facility on-line prior to July 14, 1998 (or as soon thereafter as is reasonably possible). The foregoing obligations of Big Rivers will survive the Closing and shall continue to be binding on Big Rivers. Notwithstanding the foregoing, Big Rivers acknowledges and agrees that the LG&E Parties shall be under no obligation to effect the Closing or to consummate the transactions contemplated at the Closing until such time as the Coleman Unit 2 facility is repaired in accordance with the preceding provisions.

         23.3 GREEN AND WILSON LANDFILL ISSUES. Big Rivers hereby represents and warrants to the LG&E Parties that the landfill located at the Green Station has a remaining useful life and capacity, based upon coal qualities that are consistent with Big Rivers' prior practices, of at least nine (9) years, without modification of any of the existing Permits relative to that landfill, without the need for capital improvements or the disruption or removal of materials located in that landfill, and based upon both vertical and horizontal measurement limitations, but assuming the continuation of Big Rivers' past operation and disposal practices by WKEC or Leaseco, as applicable, following the Effective Date. Big Rivers agrees that prior to the Closing (or as soon thereafter as is reasonably possible, using its commercially reasonable efforts) Big Rivers will, at its expense and consistent with Prudent Utility Practice, construct a new retainment road/wall at the Green Station landfill as contemplated by the pending Permit modification filed with the KNREPC and in compliance with all applicable Laws and Permits. Big Rivers further agrees, at its expense and at the earliest practicable time, to obtain all changes in existing Permits required for the full and lawful use and operation of the Green landfill (as expanded) and the Wilson landfill by the LG&E Parties following the Closing. In the event changes in existing Permits that would allow Big Rivers to forego such removal action in compliance with applicable Laws cannot be obtained despite Big Rivers' commercially reasonable efforts to do so, Big Rivers

                                                   Privileged and Confidential
                                                            EXECUTION ORIGINAL

         agrees, at its expense and consistent with Prudent Utility Practice, to ensure that any landfill materials that have been placed or disposed of outside the permitted boundaries of the Green landfill and the Wilson landfill are removed along with any affected soil or debris, and disposed of in compliance with applicable Laws at the earliest possible time. Big Rivers also agrees to be solely responsible for, and to indemnify and hold harmless the LG&E Parties from and against, all claims, demands, losses, damages, liabilities, costs, expenses, obligations and deficiencies (including without limitation, costs of corrective or remedial actions, fines, civil or criminal penalties, settlements and attorney's fees) that have been or may be suffered or incurred resulting from or arising out of any failure of the Green landfill and/or the Wilson landfill to comply with applicable Permits and/or conditions thereof at any time prior to the Closing or completion of the construction work described above, or the approval by the KNREPC of changes to the existing Permits as described above, whichever is later, unless such failure is caused by any action by any of the LG&E Parties or any of their Affiliates, successors or assigns or their respective officers, employees, consultants or agents.

         23.4 COLEMAN ASH POND ISSUES. The LG&E Parties agree that, except as otherwise required by applicable Laws, the LG&E Parties shall not attempt to unilaterally close the "Southern Ash Pond" or the "Former Ash Pond" at the Coleman facility without the prior written consent of Big Rivers. Big Rivers agrees that it shall be solely responsible, at its expense and as and when required by applicable Laws, for promptly taking all actions, and duly filing all instruments and documents with federal, state and local governmental agencies, as shall be required to officially close the "Southern Ash Pond" and the "Former Ash Pond" at the Coleman facility (as identified on the Coleman facility site map prepared in connection with the Baseline Environmental Audit Report) in accordance with all applicable Laws, Permits and Prudent Utility Practice. Notwithstanding the foregoing, in the event the LG&E Parties elect, in their discretion, to dispose of materials in the Southern Ash Pond or the Former Ash Pond, WKEC or Leaseco, as applicable, shall be responsible for a pro rata portion of those closure costs based on the total amount (in tons) of ash disposed of in those ash ponds by the LG&E Parties as compared with the total amount of ash in the ponds at their closure. In addition to the foregoing, Big Rivers agrees, at its expense, to promptly commence and continue to dredge and excavate the remaining active ash pond (the "Active Ash Pond") at the Coleman facility in such a manner as shall be sufficient to cause the remaining useful life and capacity of that ash pond (based on horizontal and vertical measurements) as of one (1) month following the Closing to be at least

                                                   Privileged and Confidential
                                                            EXECUTION ORIGINAL

         thirteen (13) months under its existing Permits, assuming a continuation of the current capacity factor of the Coleman facility, and assuming no additional dredging or excavation of that ash pond during that 13-month period. All materials so dredged from the Coleman ash pond shall be disposed of by Big Rivers, at its expense, at a permitted landfill or other permitted site located outside the boundaries of any of the Generating Plants or related facilities other than the Coleman Station, and otherwise in compliance with all applicable Laws. Big Rivers also agrees to be solely responsible for, and to indemnify and hold harmless the LG&E Parties from and against, all claims, demands, losses, damages, liabilities, costs, expenses, obligations, and deficiencies (including without limitation, costs of corrective or remedial actions, fines, civil or criminal penalties, settlements and attorney's fees) that have been or may be suffered or incurred resulting from or arising out of (a) any failure of the Active Ash Pond to comply with all applicable Permits at any time prior to the Closing or the completion of the dredging and excavation work described above, whichever is later, (b) any use or disturbance of the "Southern Ash Pond" or the "Former Ash Pond" by Big Rivers at any time prior to the Closing, or any failure of those ash ponds to comply with all applicable Permits at any time prior to the closure of the same as contemplated above (except to the extent that such non-compliance is caused by the use of or the failure to permit (assuming they are otherwise permittable) those ash ponds by the LG&E Parties following the Closing), and (c) any delay in the closure of the "Southern Ash Pond" or the "Former Ash Pond" at the Coleman facility (except to the extent that such delay is caused by the LG&E Parties or any of their Affiliates, successors or assigns or their respective officers, employees, consultants or agents).

         23.5 COLEMAN OPACITY ISSUE. Big Rivers hereby represents and warrants to the LG&E Parties that Big Rivers has taken all such actions, and has made all such repairs (at its expense and consistent with Prudent Utility Practice), in respect of the Coleman facility as were necessary to eliminate the opacity issues or problems identified in the letter from Big Rivers to the KNREPC dated February 11, 1998, relating to opacity exceedances at that facility.

         23.6 YEAR 2000 COMPLIANCE ISSUE. Big Rivers hereby agrees to take all such actions, at its expense and consistent with Prudent Utility Practice, as shall be necessary in order to avoid any loss of transmission or other services in violation of its obligations under the Transmission Agreement or Big Rivers' Open Access Transmission Tariff by any of the LG&E Parties, the Members, the Smelters or Big Rivers over or in respect of

                                                   Privileged and Confidential
                                                            EXECUTION ORIGINAL

         Big Rivers' transmission system and related facilities by reason of the passage of time from the year 1999 to the year 2000 (otherwise known as the "millennium problem" or the "Year 2000 problem").

         23.7 M&S INVENTORY. Consistent with Section 9.1 of the New Participation Agreement, Big Rivers and Leaseco agree that, assuming the Parties agree upon the procedures to be set forth on Schedule 9.1 to this Agreement as of the Closing (which agreement is a condition to the Closing), the fair market value to be paid by Leaseco at the Closing for all materials and supplies Inventory of Big Rivers shall be $[REDACTED].

         23.8 MAJOR CAPITAL REPAIRS. As an additional condition to the Parties' obligations to consummate the transactions contemplated at the Closing, the Parties shall have agreed upon a definition of "Major Capital Repairs" which generally shall include expenditures for Capital Assets which (i) are necessary to repair any turbine, scrubber or boiler at any of the Generating Plants, (ii) are not covered by insurance or any warranty, (iii) are not the result of the negligence or willful misconduct of any of the LG&E Parties or any of their Affiliates, successors or assigns or their respective officers, employees, consultants or agents or any breach or default by any of the LG&E Parties or their Affiliates under any of the Operative Documents and
         (iv) exceed a threshold amount to be agreed upon by the Parties.

         23.9 MISCELLANEOUS. Notwithstanding the provisions of Section 5.1.27 of this Agreement, the Parties acknowledge that the representations and warranties of Big Rivers set forth in Sections 23.2 through 23.9, inclusive, shall supplement the representations and warranties set forth in Article 5, and shall be in addition to and not in lieu of those representations and warranties.

- Section 24.3 (p.71). In the phrase "Big Rivers nor its successor or assigns," the word successor is hereby made plural.
- Section 24.5 (p.72). The reference to "Mortgagees" is hereby changed to lower case.

 2. COST SHARING AGREEMENT. The Parties hereby agree to amend Exhibit A to the New Participation Agreement (Cost Sharing Agreement) as follows:

-    Article 1 (p.1).  The  phrase "on  Exhibit  X" is hereby  changed to "in
     Exhibit X."
- Section 6.7 (p.4). The phrase "ACTION. Without Meeting" is hereby changed to "ACTION WITHOUT MEETING."
-    Section 6.10 (p.4).  The reference to "parties" is hereby capitalized.

                                                   Privileged and Confidential
                                                            EXECUTION ORIGINAL

- Section 7.1 (p.5). The reference to "Section 5.1" is hereby changed to "Article 5."
- Section 7.3 (p.5). The phrase "On the first day of each month during the Term Leaseco and Big Rivers shall each deposit sufficient funds into the Capital Account based on their Capital Asset Sharing Ratios (defined in Section 7.4 below) (i)" is hereby changed to "On the first day of each month during the Term, Leaseco and Big Rivers shall each deposit sufficient funds into the Capital Account based on their Capital Asset Sharing Ratios (defined in Section 7.4 below), but limited in the case of Big Rivers to the remaining Big Rivers Contribution (as defined in Section 20.6 of the Participation Agreement) for that Year with respect to Non-Incremental Capital Costs that are not for Major Capital Repairs
     (i)".
- Section 7.4(1) (p.6). The reference to "Incremental Capital Asset" is hereby changed to "Capital Asset" and the phrase "Leaseco's share of each Incremental Capital Cost, determined as of the date payment for such Capital Asset is required," is hereby changed to "Leaseco's share of each Incremental Capital Cost, determined as of the date payment for such Capital Asset is required to be made to the Capital Account pursuant to the forecast prepared by Leaseco pursuant to Section 7.2,".
- Section 7.4(2) (p.7). The reference to "Non-Incremental Capital Asset" is hereby changed to "Capital Asset" and the phrase "Leaseco's share of each Non-Incremental Capital Cost" is hereby changed to "Leaseco's share of each Non-Incremental Capital Cost, determined as of the date payment for such Capital Asset is required to be made to the Capital Account pursuant to the forecast prepared by Leaseco pursuant to Section 7.2,".
- Section 14.1 (p.13). The reference to "Notices" is hereby changed to "notices (Section 21.1)."
- Section 14.4 (p.13). The phrase "but without giving effect to the conflict of law rules of such jurisdiction" is hereby added to the end of the sentence.
- Section 14.14.2 (p.15). In the phrase "Leaseco nor its successor or assigns," the word successor is hereby made plural.
- Section 14.14.3 (p.16). The reference to "Mortgagees" is hereby made lower case.

 3. FACILITIES OPERATING AGREEMENT. The Parties hereby agree to amend Exhibit B to the New Participation Agreement (Facilities Operating Agreement) as follows:

- Section 5.4(a) (p.3). The reference to "Big Rivers' transmission system" is hereby changed to "Big Rivers' Transmission System."
- Section 5.6 (p.4). The phrase "the books and records that WKEC is required to keep pursuant to this Agreement" is hereby changed to "the books and records that WKEC is required to keep, or cause to be kept, pursuant to this Agreement."
- Section 5.7 (p.4). The phrase "shall administer all Big Rivers' fuel supply agreements, procure and pay for all fuel" is hereby changed to "shall administer, or cause to be administered, all Big Rivers' fuel supply agreements, procure, or cause to be procured, and pay for all fuel."
- Section 5.11 (p.5). The phrase "WKEC shall keep up-to-date books and records" is hereby changed to "WKEC shall keep, or cause to be kept, up-to-date books and records."
- Section 6.5. Section 6.5 is hereby deleted and replaced in its entirety as follows:

                                                   Privileged and Confidential
                                                            EXECUTION ORIGINAL

              6.5 BUDGET DEVIATIONS. WKEC shall immediately notify the Operating Committee of any anticipated departure of [REDACTED]% or more from an approved Annual Capital Budget or Annual O&M Budget. WKEC shall use reasonable efforts to (a) operate within [REDACTED] percent to 110 percent of the total approved Annual Capital Budget and
         (b) spend at least [REDACTED] percent of the total approved Annual
         O&M Budget (not including the fuel or reagent budget). Subject to the provisions set forth below, any increase of [REDACTED]% or more proposed by WKEC to either budget shall be subject to review and approval by the Operating Committee (or in the case of the Annual Capital Budget, the Oversight Committee); provided, that such review and approval shall not apply to the Annual O&M Budgets that are included in the Initial Period Budgets, it being understood that increases of [REDACTED]% or more proposed by WKEC to those budgets shall be permissible without that review and approval if the relevant expenditures are consistent with Prudent Utility Practice, in which case the additional costs will be borne by WKEC unless they constitute Incremental Environmental O&M required to be borne solely by Leaseco and Big Rivers in the manner provided for in Section 5 of the Cost Sharing Agreement. If WKEC exceeds the total budget for Non-Incremental Capital Costs (exclusive of such costs as are for Major Capital Repairs) that are included in an approved Annual Capital Budget, the additional cost of those Non-Incremental Capital Costs shall be borne by Leaseco unless the Parties otherwise agree, or unless remaining portions of the Big Rivers Contribution for that Year that were not included in the approved Annual Capital Budget are available as contemplated in Section 20.6.2 of the Participation Agreement (in which event such amounts will be applied as contemplated in that Section). Subject to the next succeeding sentence, if WKEC exceeds [REDACTED] percent of the total budget for Incremental Capital Costs, or for Non-Incremental Capital Costs for Major Capital Repairs, in either case that are included in an approved Annual Capital Budget, the additional costs of those Capital Assets shall be borne by Leaseco unless the Parties otherwise agree, or unless the dispute resolution procedure under Article 15 of the Participation Agreement determines that at the time WKEC proposed the applicable portions of the Annual Capital
         Budget (or modification thereof) relating to those expenditures WKEC acted consistent with Prudent Utility Practice, in which case the additional costs shall be borne by Leaseco and Big Rivers in accordance with Sections 7.3 and 7.4 of the Cost Sharing Agreement. Notwithstanding the provisions of the immediately preceding sentence, if WKEC exceeds [REDACTED] percent of the total of any budget for Incremental Capital Costs, or for Non-Incremental Capital Costs for Major Capital Repairs, that are included in

                                                   Privileged and Confidential
                                                            EXECUTION ORIGINAL

         an approved Annual Capital Budget that is a part of the Initial Period Budgets, the additional cost of those Capital Assets shall be borne by Leaseco unless the Parties otherwise agree, or unless the dispute resolution procedure under Article 15 of the Participation Agreement determines that the purchase and installation of those Capital Assets, and the costs thereof, are consistent with Prudent Utility Practice, regardless of whether the relevant Initial Period Budget, or WKEC's or Leaseco's (as applicable) actions in connection with the same, were consistent with Prudent Utility Practice at the time that budget was prepared, in which case the additional costs shall be borne by Leaseco and Big Rivers in accordance with Sections
         7.3 and 7.4 of the Cost Sharing Agreement. If WKEC fails or refuses to use reasonable efforts to spend at least [REDACTED] percent of the total approved Annual Capital Budget or the total approved Annual O&M Budget (excluding that portion relating to Incremental Environmental O&M) and pursuant to the dispute resolution procedure under Article 15 of the Participation Agreement it is determined that such failure or refusal is inconsistent with Prudent Utility Practice, WKEC shall make the omitted expenditure as required pursuant to the applicable dispute resolution procedure.

- Section 6.6 (p.8). The last sentence of Section 6.6 is hereby deleted and replaced with the following sentence:

         Additional capital expenditures incurred by WKEC in response to an Operating Emergency which are not already included in an approved Annual Capital Budget shall be paid for by Leaseco unless (a) the same represents an Incremental Capital Cost or expenditures for a Major Capital Repair, in which case such expenditures shall be paid by Leaseco and Big Rivers in accordance with Article 7 of the Cost Sharing Agreement, or (b) Big Rivers shall not have paid the entire Big Rivers Contribution for that Year toward funding of one or more Non-Incremental Capital Costs (other than costs for Major Capital Repairs) and/or Henderson Non-Incremental Capital Costs (other than costs for Henderson Major Capital Costs) in accordance with Article 7 of the Cost Sharing Agreement, Article 8 of the Lease and/or Section
         8.17 or 9.10 of the Station Two Agreement (as applicable), then that remaining amount will be allocated to any Non-Incremental Capital Costs in that Year resulting from that Operating Emergency as contemplated in
         Section 20.6.2 of the Participation Agreement.

- Section 15.2 (pp.15-16). The phrase "WKEC shall deliver to Big Rivers" is hereby changed to "WKEC shall deliver, or cause to be delivered, to Big Rivers" and the phrase "developed by WKEC" is hereby changed to "developed, or caused to be developed, by WKEC."

- Section 17.9 (p.16). The first reference to "parties"" is hereby changed to "Parties'", and the second reference to "parties" is hereby capitalized.
- Section 17.13(a) (p.17). In the phrase "Big Rivers nor its successor or assigns," the word successor is hereby made plural.
- Section 17.13(b) (p.18). In the phrase "WKEC nor its successor or assigns," the word successor is hereby made plural.
- Section 17.13(c) (p.19). The reference to "Mortgagees" is hereby made lower case.

4. LEASE AND OPERATING AGREEMENT. The Parties hereby agree to amend Exhibit C to the New Participation Agreement (Lease and Operating Agreement) as follows:

-    Article 1 (p.1).  The  phrase "on  Exhibit  X" is hereby  changed to "in
     Exhibit X."
-    Section   2.3.2(c).   The  reference  to  "LEM"  is  hereby  changed  to
     "Leaseco."
-     Section   2.3.2(f)(iii)   (p.5).   The  reference  to  "Federal   Energy
     Regulatory Commission" is hereby changed to "FERC."
-    Section  5.4.1  (p.8).  The  reference  to  "Big  Rivers'   transmission
     system" is hereby changed to "Big Rivers' Transmission System."
- Section 5.4.3 (p.9). The phrase "the books and records Leaseco is required to keep pursuant to this Agreement" is hereby changed to "the books and records Leaseco is required to keep, or cause to be kept, pursuant to this Agreement."
- Sections 7.5 and 7.6. Sections 7.5 and 7.6 are hereby amended to be and read in their entirety as follows:

              7.5 BUDGET DEVIATIONS. Leaseco shall immediately notify the Operating Committee of any anticipated departure of [REDACTED]% or more from an approved Annual Capital Budget or Annual O&M Budget. Leaseco shall use reasonable efforts to (a) operate within [REDACTED] percent to [REDACTED] percent of the total approved Annual Capital Budget and
         (b) spend at least [REDACTED] percent of the total approved Annual
         O&M Budget (not including the fuel and reagent budget). Subject to the provisions set forth below, any increase of [REDACTED]% or more proposed by Leaseco to either budget shall be subject to review and approval by the Operating Committee; provided, that such review and approval shall not apply to the Annual O&M Budgets that are included in the Initial Period Budgets, it being understood that increases of [REDACTED]% or more proposed by Leaseco to those budgets shall be permissible without that review and approval if the relevant expenditures are consistent with Prudent Utility Practice, in which case the additional costs will be borne by Leaseco unless they constitute Incremental Environmental O&M required to be borne solely by Leaseco and Big Rivers in the manner provided for in Section 2.3.3. If Leaseco exceeds the total budget for Non-Incremental Capital Costs (exclusive of such costs as are for Major Capital Repairs) that are included in an approved Annual Capital Budget, the additional cost of those Non-Incremental Capital Costs shall be borne by Leaseco unless the Parties otherwise agree, or unless remaining portions of the Big Rivers Contribution for that Year that were not included in the approved Annual Capital Budget are available as contemplated in Section
         20.6.2 of the Participation Agreement (in which event such amounts will be applied as contemplated in that Section). Subject to the next succeeding sentence, if Leaseco exceeds [REDACTED] percent of the total budget for Incremental Capital Costs, or for Non-Incremental Capital Costs for Major Capital Repairs, in either case that are included in an approved Annual Capital Budget, the additional costs of those Capital Assets shall be borne by Leaseco unless the Parties otherwise agree, or unless the dispute resolution procedure under Article 15 of the Participation Agreement determines that at the time Leaseco proposed the applicable portions of the Annual Capital Budget (or modification thereof) relating to those expenditures Leaseco acted consistent with Prudent Utility Practice, in which case the additional costs shall be borne by Leaseco and Big Rivers in accordance with Sections 8.3 and
         8.4. Notwithstanding the provisions of the immediately preceding sentence, if Leaseco exceeds [REDACTED] percent of the total of any budget for Incremental Capital Costs, or for Non-Incremental Capital Costs for Major Capital Repairs, that are included in an approved Annual Capital Budget that is a part of the Initial Period Budgets, the additional cost of those Capital Assets shall be borne by Leaseco unless the Parties otherwise agree, or unless the dispute resolution procedure under Article 15 of the Participation Agreement determines that the purchase and installation of those Capital Assets, and the costs thereof, are consistent with Prudent Utility Practice, regardless of whether the relevant Initial Period Budget, or Leaseco's actions in connection with the same, were consistent with Prudent Utility Practice at the time that budget was prepared, in which case the additional costs shall be borne by Leaseco and Big Rivers in accordance with Sections 8.3 and 8.4. If Leaseco fails or refuses to use reasonable efforts to spend at least [REDACTED] percent of the total approved Annual Capital Budget or the total approved Annual O&M Budget (excluding that portion relating to Incremental Environmental O&M) and pursuant to the dispute resolution procedure under Article 15 of the Participation Agreement it is determined that such failure or refusal is inconsistent with Prudent Utility Practice, Leaseco shall make the omitted expenditure as required pursuant to the applicable dispute resolution procedure.

              7.6 OPERATING EMERGENCY. Notwithstanding any other provision of this Agreement, in the event of an Operating Emergency, Leaseco

                                                   Privileged and Confidential
                                                            EXECUTION ORIGINAL

         may take such action as in its sole discretion it may deem prudent or necessary to terminate the Operating Emergency, to preserve and maintain the safety, integrity and operability of the Tangible Assets and to maintain Capacity and the availability of the Tangible Assets to the maximum extent. Additional capital expenditures incurred by Leaseco in response to an Operating Emergency which are not already included in an approved Annual Capital Budget shall be paid for by Leaseco unless (a) the same represents an Incremental Capital Cost or expenditures for a Major Capital Repair, in which case such expenditures shall be paid by Leaseco and Big Rivers in accordance with Article 8 of this Agreement, or (b) Big Rivers shall not have paid the entire Big Rivers Contribution for that year toward funding of one or more Non-Incremental Capital Costs (other than costs for Major Capital Repairs) and/or Henderson Non-Incremental Capital Costs (other than costs for Henderson Major Capital Costs) in accordance with Article 7 of the Cost Sharing Agreement, Article 8 of the Lease and/or Section 8.17 or 9.10 of the Station Two Agreement (as applicable), then that remaining amount will be allocated to any Non-Incremental Capital Costs resulting from that Operating Emergency as contemplated in Section 20.6.2 of the Participation Agreement.

- Section 8.3 (p.15). The phrase "On the first day of each month during the Term Leaseco and Big Rivers shall each deposit sufficient funds into the Capital Account based on their Capital Asset Sharing Ratios (defined in Section 8.4 below) (i)" is hereby changed to "On the first day of each month during the Term, Leaseco and Big Rivers shall each deposit sufficient funds into the Capital Account based on their Capital Asset Sharing Ratios (defined in Section 8.4 below), but limited in the case of Big Rivers to the remaining Big Rivers Contribution (as defined in
     Section 20.6 of the Participation Agreement) for that Year with respect to Non-Incremental Capital Costs that are not for Major Capital Repairs
     (i)".
- Section 10.2.2 (p.19). The phrase "the fixed rental payments payable by Leaseco under Section 2.3.2 and the Monthly Margin Payments payable by Leaseco pursuant to Article 2 of this Agreement" is hereby changed to the "fixed rental payments and the Monthly Margin Payments payable by Leaseco pursuant to Section 2.3.2 of this Agreement."
-    Section 11.6 (p.22).  The reference to the  "Transmission  Agreement" is
     hereby  changed  to  the   "Transmission   Service  and   Interconnection
     Agreement."
- Section 13.4 (p.22). The phrase "but without giving effect to the conflict of law rules of such jurisdiction" is hereby added to the end of the sentence.
- Section 13.14.2 (p.24). In the phrase "Leaseco nor its successor or assigns," the word successor is hereby made plural.
- Section 13.14.3 (p.25). The reference to "Mortgagees" is hereby made lower case.
- Schedule 2.3 (in the form attached hereto) is hereby added to the Lease and Operating Agreement.

                                                   Privileged and Confidential
                                                            EXECUTION ORIGINAL

 5. POWER PURCHASE AGREEMENT. The Parties hereby agree to amend Exhibit D to the New Participation Agreement (Power Purchase Agreement) as follows:

- Section 2.2(d) (p.5). The reference to "tangible assets" is hereby capitalized.
- Section 3.3(a)(iii) (p.8). The phrase "The first Monthly Margin Payment shall be due on the second occurrence" is hereby changed to "The first Monthly Margin Payment shall be due from LEM to Big Rivers on the second occurrence."
- Section 3.3(a)(viii)(3) (p.11). The phrase "Federal Energy Regulatory Commission" is hereby changed to "FERC."
- Section 4.2 (p.14). The phrase "(i) the Members may acquire Power from a Person other than Big Rivers after the first January 1 that is three full Years after the Effective Date to the extent necessary for the Members to fulfill their obligations to provide market-priced Power to certain of their non-Smelter industrial customers as contemplated in the Plan, and
     (ii)" is hereby deleted.
-    Section  4.3(b)(iv).  (p.15).  The phrase  "(determined  by reference to
     (iii), above)" is hereby deleted.
- Section 4.3(d)(iv) (p.16). The phrase "(determined by reference to (iii), above)" is hereby deleted.
- Section 4.3(e)(p.16). The reference to "December 31, 1997" is hereby changed to "December 31, 1998."
- Section 4.4(a)(iii) (p.18). The phrases "market-priced" and "as contemplated in the Plan or Big Rivers' Transaction Tariff" are hereby deleted.
- Section 5.4 (p.21). The references to "transmission system" are hereby capitalized.
- Sections 5.5(b)(iii), 5.6, 5.6 and 5.8 (pp.22-24). The references to "Control Area" are hereby made lower case.
- Section 5.7 (p.23). Section 5.7 is hereby modified by deleting the last sentence of the Section and inserting at the end of the second to last (now last) sentence the following:

         ;provided, that in the event that two or more Generating Plant units are off-line and Big Rivers is experiencing low voltage problems, the Operator of the Generating Plants will, without adjustment in the Power Value Amount, operate the Generating Plant units down to the design lagging power factor without a loss of megawatt output, but only to the extent necessary to produce an amount of megavars equal to [REDACTED] multiplied by the net output of the Generating Plants that would exist if the units that are off-line at the time the calculation was made are operating. At any time, any additional megavars requested by Big Rivers in excess of [REDACTED] multiplied by the net output of the Generating Plants, assuming no units are off-line, if available from the Generating Plants without loss of megawatt output capabilities, shall be provided to Big Rivers from LEM at LEM's rates for sale of reactive power set forth in its tariff for the sale of ancillary services (as filed with FERC and revised from time-to-time). LEM may also elect (but is not obligated) to
                                     -21-
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                                                   Privileged and Confidential
                                                            EXECUTION ORIGINAL

         provide, in any hour at Big Rivers' request, megavars in such quantities that their production adversely impacts the Generating Plants' capability to produce megawatts at the rated lagging power factor, but shall do so only at the rate set forth in LEM's tariff for the sale of ancillary services (as filed with FERC and revised from time-to-time) or such other rates as FERC may accept for filing.

- Section 6.2(g) (p.25). The reference to "transmission system" is hereby capitalized.
- Section 6.4(a) (p.28). In the reference to "Base Power Rates," "Rates" is hereby made lower case.
- Section 6.6(b) (p.30). The references to "Excess Credit" are hereby made lower case.
-    Section  9.1(a)  (p.32).  A close  parenthesis  is  hereby  added  after
     "Section 15.2."
-    Section 13 (p.36) is hereby deleted and left as a "Reserved" section.
-    Section  17.3  (p.40).  The  reference  to  "Mortgagees"  is hereby made lower case.
- Section 18.1 (p.40). The reference to "Notices" is hereby changed to "notices (Section 21.1)."
- Section 18.4 (p.41). The phrase "but without giving effect to the conflict of law rules of such jurisdiction" is hereby added to the end of the sentence.
- Signature Block (p.42). The reference to "LG&E Power Marketing Inc." is hereby changed to "LG&E Energy Marketing Inc."
- Schedule 3.3(a) (in the form attached hereto) is hereby added to the Power Purchase Agreement.
- Exhibit C. The reference to "26 rural delivery points" under Green River Electric is hereby changed to "27 rural delivery points."
- Exhibit C. An additional delivery point for Green River Electric is hereby added as follows: "ACMI 13,800 volts."
- Exhibit C. The reference to "Costain East Portal" under Henderson Union Electric is hereby changed to "Lodestar Energy."
-    Exhibit  C.  The  reference  to  "Green  Coal"  under   Henderson  Union
     Electric is hereby changed to "C.R. Mining."
- Exhibit C. The reference to "Peabody Breck" under Henderson Union Electric is hereby changed to "Peabody Breckenridge."
- Exhibit C. The reference to "Providence Mine" under Henderson Union Electric is hereby changed to "Victory Processing."
- Exhibit C. The reference to "Sextet Dorea Mine 69,000 volts" under Henderson Union Electric is hereby deleted.
- Exhibit C. An additional delivery point for Henderson Union Electric is hereby added as follows: "Dotiki #3 12,470 volts."

 6. TRANSMISSION SERVICE AND INTERCONNECTION AGREEMENT. The Parties hereby agree to amend Exhibit E to the New Participation Agreement (Transmission Service and Interconnection Agreement) as follows:

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                                                   Privileged and Confidential
                                                            EXECUTION ORIGINAL

- Recital B (p.2). The reference to "ancillary services" is hereby capitalized.
- Before Section 2.5 (ECAR) (p.4), a new Section is hereby added which states "`Default Rate' shall have the meaning set forth in Exhibit X to the Participation Agreement."
- Section 2.8 (p.4). The reference to "`Guaranty Agreement'" is hereby changed to "`Guaranty.'"
- Section 3.2(a)(iv) (p.9). The phrase "Chapter 11 Case" is hereby changed to "Big Rivers' Chapter 11 case pending before the U.S. Bankruptcy Court for the Western District of Kentucky, Case No.
     96-41168."
- Section 5.1 (p.15). A comma is hereby inserted after the phrase "Big Rivers shall operate and maintain, or cause to be operated and maintained."
- Section 5.2 (p.16). The reference to "Firm Transmission Services Agreement" is hereby changed to "Service Agreement."
- Section 6.2 (p.17). The references to "Short-Term Firm Transmission Service" are hereby changed to "Short-Term Firm Point-to-Point Transmission Service" and the references to "Non-Firm Transmission Service" are hereby changed to "Non-Firm Point-to-Point Transmission Service."
- Section 6.3 (p.18). The reference to "Firm Transmission Service" is hereby changed to "Firm Point-to-Point Transmission Service," the references to "Long-Term Firm Transmission Service" are hereby changed to "Long-Term Firm Point-to-Point Transmission Service" and the reference to "completed Transmission Services Agreement" is hereby changed to "a completed Service Agreement."
- Section 6.5.1 (p.20). The reference to "RUS" is hereby changed to "Administrator of the Rural Utilities Service, U.S. Department of Agriculture or any successor agency or administration."
- Section 6.5.2 (pp.21-25). The reference to "Open Access Transmission Tariff" is hereby changed to "Tariff," the references to "Lease" are hereby changed to "Lease and Operating Agreement" and the reference to "Transmission Service Agreement" is hereby changed to "Service Agreement."
- Section 6.5.3 (p.25). The reference to "FPA" is hereby changed to "Federal Power Act."
- Section 7.1 (p.26). The reference to "Transmission Provider" is hereby changed to "Transmission Provider (as defined in FERC's Order No. 888)" and the reference "WKEC and Station Two Subsidiary" is hereby changed to "LEM."
- Section 8.1.1.1 (p.27). The reference to "Transmission system" is hereby changed to "Transmission System."
- Section 8.1.1.9 (p.28). The reference to "Transmission Facilities" is hereby made lower case.
- Section 8.1.2.8 (p.30). The reference to "control area" is hereby capitalized.
- Section 9.1 (p.33). The reference to "Firm Transmission Service" is hereby changed to "Firm Point-to-Point Transmission Service."
- Section 9.3 (pp.34-35). The references to "Lease Agreement" and "Lease" are hereby changed to "Lease and Operating Agreement," the reference to "Green River Electric Corporation" is hereby changed to "Green River Electric," and the reference to

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                                                   Privileged and Confidential
                                                            EXECUTION ORIGINAL

    "Henderson Union Electric Cooperative Corporation" is hereby changed to "Henderson Union."
- Section 9.4 (p.35). The reference to "Kentucky Utilities" is hereby changed to "Kentucky Utilities Company" and the reference to "tariff" is hereby capitalized.
- Section 9.6 (p.36). The reference to "Transmission Providers" is hereby changed to "Transmission Providers (as defined in FERC's Order No. 888)."
-    Section 10 (p.37).  The  references to "Non-Firm  Transmission  Credit"
     are hereby changed to "Non-Firm Transmission Use Credit."
- Section 11.1 (p.39). The reference to "Power Contract" is hereby changed to "Power Purchase Agreement" and, in the reference to "Control Area Operator," "Operator" is hereby made lower case.
- Section 16.3 (pp.49-51). The references to "power" and "energy" are hereby capitalized, the references to "Lease" are hereby changed to "Lease and Operating Agreement," and the references to "transmission service" and "transmission system" are hereby capitalized.
- Section 18.4 (p.54). The reference to "Firm Transmission Services Agreements" is hereby changed to "Service Agreements for Firm Point-to-Point Transmission Service."
- Exhibit 5. The reference to "26 rural delivery points" under Green River Electric is hereby changed to "27 rural electric points."
- Exhibit 5. The reference to "Southwire #1 13,800 volts" under Green River Electric is hereby deleted.
- Exhibit 5. The reference to "Southwire #2 13,800 volts" under Green River Electric is hereby deleted.
- Exhibit 5. An additional delivery point for Green River Electric is hereby added as follows: "ACMI 13,800 volts."
- Exhibit 5. The reference to "Costain East Portal" under Henderson Union Electric is hereby changed to "Lodestar Energy."
-    Exhibit  5.  The  reference  to  "Green  Coal"  under   Henderson  Union
     Electric is hereby changed to "C.R. Mining."
- Exhibit 5. The reference to "Peabody Breck" under Henderson Union Electric is hereby changed to "Peabody Breckenridge."
- Exhibit 5. The reference to "Providence Mine" under Henderson Union Electric is hereby changed to "Victory Processing."
- Exhibit 5. The reference to "Sextet Dorea Mine 69,000 volts" under Henderson Union Electric is hereby deleted.
- Exhibit 5. An additional delivery point for Henderson Union Electric is hereby added as follows: "Dotiki #3 12,470 volts."

 7. TAX INDEMNIFICATION AGREEMENT. The Parties hereby agree to amend Exhibit F to the New Participation Agreement (Tax Indemnification Agreement) as follows:

- Recital A (p.1). The reference to "Participation Agreement" is hereby changed to "New Participation Agreement."

                                                   Privileged and Confidential
                                                            EXECUTION ORIGINAL

- Recitals B and C (p.1). The references to "LPM" are hereby changed to "LEM."
- Section 2 (p.4). The reference to "December 31, 1997" is hereby changed to "December 31, 1998," and the reference to "member" is hereby capitalized.
- Section 6(c) (p.6). The reference to "Section 7" is hereby changed to "Article 7."
- Section 8(a) (p.7). The reference to "Section 7" is hereby changed to "Article 7."
- Section 9(b) (p.8). The reference to "Operative Agreements" is hereby changed to "Operative Documents."
- Section 11(b) (p.10). After the reference to "(July 7, 1985)," the phrase "("ABA Opinion 352")" is hereby added.
- Section 11(f) (p.11). The phrase "but without giving effect to the conflict of law rules of such jurisdiction" is hereby added to the end of the sentence.

 8. MORTGAGE AND SECURITY AGREEMENT. The Parties hereby agree to amend Exhibit G to the New Participation Agreement (Mortgage and Security Agreement) as follows:

- The reference to "Participation Agreement" on the fourth line of page 2 is hereby changed to "New Participation Agreement."
- Section 6 (p.3). The following clause is added within the parenthetical at the end of subpart (a) of Section 6, following the text contained in that parenthetical: "and which are stipulated to be Permitted Liens"; and the following parenthetical is hereby added at the end of subpart (b) of
     Section 6: "(which is also stipulated to be a Permitted Lien)."

 9. STATION TWO AGREEMENT. The Parties hereby agree to amend Exhibit M to the New Participation Agreement (Station Two Agreement) as follows:

- Section 3.5(d) (p.10). Section 3.5(d) is hereby deleted and replaced with the following new section: "(d) A Certificate of an authorized officer of Station Two Subsidiary certifying that, as of the effective date of the Station Two Agreement, Station Two Subsidiary is an "affiliate" of a utility subject to regulation by the KPSC in compliance with KRS
     Section 96.520."
- Section 8.7 (p.32). The phrase "keep up-to-date books and records" is hereby changed to "keep, or cause to be kept, up-to-date books and records." The phrase "retain those books and records" is hereby changed to "retain, or cause to be retained, those books and records."
- Section 8.14(c) (p.50). The phrase "administer, all of Big Rivers' fuel and reagent supply agreements" is hereby changed to "administer, or cause to be administered, all of Big Rivers' fuel and reagent supply agreements." The phrase "procure and initially pay for all fuel and reagents" is hereby changed to "procure, or cause to be procured, and initially pay for all fuel and reagents."
- Section 8.17(a) (p.56). The first sentence of Section 8.17(a) is hereby amended to be and read in its entirety as follows:

                                                   Privileged and Confidential
                                                            EXECUTION ORIGINAL

         For purposes of this Agreement (including without limitation, Section 9 of this Agreement, entitled "Phase II Assignments") as between Big Rivers and Station Two Subsidiary, "Station Two Improvements" shall mean any betterments, renewals, replacements or additions to the Station Two Assets used in the operation of Station Two and/or the Reid Station (but only if not otherwise accounted for under the Cost Sharing Agreement or the Lease, as applicable), (i) that are made pursuant to the Operating Budget, or an approved modification thereof, or a deviation therefrom as permitted by Section 8.17(f) or Section 9.10(d), as applicable, or that result from an Operating Emergency as contemplated in those Sections, or that are required to be made under the Station Two Contracts in the absence of an approved Operating Budget, and (ii) that should ordinarily be capitalized in accordance with the RUS Uniform System of Accounts Bulletin 1767 B, as such bulletin may be amended, modified, or replaced from time to time (but subject to the Capitalization Guidelines).

- The reference on the last line of Section 8.17(a) to "Article 17" is hereby changed to "Article 7."
- Section 8.17(d) (p.59). The phrase "On the first day of each month during the Phase I Subcontract Term Station Two Subsidiary and Big
     Rivers shall each deposit sufficient funds into the Station Two Improvements Account based on their respective Station Two Improvement Sharing Ratios (defined in Section 8.17(e) below) (i)" is hereby changed to "On the first day of each month during the Phase I Subcontract Term Station Two Subsidiary and Big Rivers shall each deposit sufficient funds into the Station Two Improvements Account based on their respective Station Two Improvement Sharing Ratios (defined in Section 8.17(e) below) but limited in the case of Big Rivers to the remaining Big Rivers Contribution (as defined in Section 20.6 of the Participation Agreement) for that Year with respect to Henderson Non-Incremental Capital Costs that are not for Henderson Major Capital Repairs (as defined in the Participation Agreement) (i)".
- Section 8.17(f). Section 8.17(f) is hereby amended to be and read in its entirety as follows:

              (f) Station Two Subsidiary and Big Rivers agree with each other as follows: Station Two Subsidiary shall immediately notify the Operating Committee of any anticipated departure of [REDACTED]% or more from the budget for Station Two Improvements or for operating and maintenance expenses included in any approved Operating Budget. Station Two Subsidiary shall use reasonable efforts to (a) operate within [REDACTED] percent to [REDACTED] percent of the total approved budget for Station Two Improvements included in an Operating Budget, and
         (b) to spend at least [REDACTED] percent of the total approved budget for operating and maintenance expenses included in an Operating Budget (not including the fuel or

                                                   Privileged and Confidential
                                                            EXECUTION ORIGINAL

         reagent budget). Subject to the provisions set forth below, any increase of [REDACTED] percent or more proposed by Station Two Subsidiary to either the Station Two Improvements budget or the operating and maintenance expense budget set forth in an approved Operating Budget shall be subject to review and approval by the Operating Committee; provided, that such review and approval shall not apply to the operating and maintenance expense budgets that are included in an Operating Budget that is a part of the Initial Period Budgets, it being understood that increases of [REDACTED] percent or more proposed by Station Two Subsidiary to those budgets shall be permissible without that review and approval if the relevant expenditures are consistent with Prudent Utility Practice, in which case the additional costs that are allocable to Big Rivers under the Station Two Contracts shall, as between Big Rivers and Station Two Subsidiary, be borne by Station Two Subsidiary unless they constitute Henderson Incremental Environmental O&M required to be borne by both Station Two Subsidiary and Big Rivers in the manner provided for in Section 8.16. If Station Two Subsidiary exceeds the total budget for Henderson Non-Incremental Capital Costs (exclusive of such costs as are for Henderson Major Capital Repairs) that are included in an approved budget for Station Two Improvements in an Operating Budget, the additional cost of those Henderson Non-Incremental Capital Costs that are allocable to Big Rivers under the Station Two Contracts shall, as between Big Rivers and Station Two Subsidiary, be borne by Station Two Subsidiary unless the parties agree otherwise, or unless remaining portions of the Big Rivers Contribution for that Year that were not included in the approved Operating Budget are available as contemplated in
         Section 20.6.2 of the Participation Agreement (in which event such amounts will be applied as contemplated in that Section). Subject to the next succeeding sentence, if Station Two Subsidiary exceeds [REDACTED] percent of the total approved budget for Henderson Incremental Capital Costs, or for Henderson Non-Incremental Capital Costs for Major Capital Repairs, in either case that are included in an approved Operating Budget, the additional costs of those Station Two Improvements that are allocable to Big Rivers under the Station Two Contracts shall, as between Big Rivers and Station Two Subsidiary, be borne by Station Two Subsidiary unless the Parties otherwise agree, or unless the dispute resolution procedure under
         Article 15 of the Participation Agreement (and contemplated in
         Section 13.5(e) of this Agreement) determines that at the time Station Two Subsidiary proposed the applicable portions of the Operating Budget (or modification thereof) relating to those expenditures Station Two Subsidiary acted consistent with Prudent Utility Practice, in which case the additional costs shall be borne by Station Two Subsidiary and Big Rivers in accordance with Sections 8.17(d) and 8.17(e) of this Agreement. Notwithstanding the provisions

                                                   Privileged and Confidential
                                                            EXECUTION ORIGINAL

         of the immediately preceding sentence, if Station Two Subsidiary exceeds [REDACTED] percent of the total of any approved budget for Henderson Incremental Capital Costs, or for Henderson
         Non-Incremental Capital Costs for Major Capital Repairs, that are included in an Operating Budget that is a part of the Initial Period Budgets, the additional cost of those Station Two Improvements that are allocable to Big Rivers under the Station Two Contracts shall, as between Big Rivers and Station Two Subsidiary, be borne by Station Two Subsidiary unless the Parties otherwise agree, or unless the dispute resolution procedure set forth in Article 15 of the Participation Agreement determines that the purchase and installation of those Station Two Improvements, and the costs thereof, are consistent with Prudent Utility Practice, regardless of whether the relevant Initial Period Budget, or Station Two Subsidiary's actions in connection with the same, were consistent with Prudent Utility Practice at the time that the budget was prepared, in which case the additional costs that are allocable to Big Rivers under the Station Two Contracts shall, as between Big Rivers and Station Two Subsidiary, be borne by Station Two
         Subsidiary and Big Rivers in accordance with Sections 8.17(d) and 8.17(e) of this Agreement. If Station Two Subsidiary fails or refuses to use reasonable efforts to spend at least [REDACTED] percent of the total budget for Station Two Improvements or for operating and maintenance expenses included in an approved Operating Budget (excluding that portion relating to Henderson Incremental
         Environment O&M), and pursuant to the dispute resolution procedure under Article 15 of the Participation Agreement it is determined that such failure or refusal was inconsistent with Prudent Utility Practice, Station Two Subsidiary shall make the omitted expenditures as required pursuant to the applicable dispute resolution procedure. Notwithstanding anything contained in this Section 8.17(f) to the contrary, Station Two Subsidiary shall in no event be required to expend the monies included in an approved Operating Budget where to do so would cause Station Two Subsidiary to be in breach or default under any Station Two Contract. Additional capital expenditures incurred by Station Two Subsidiary in response to an Operating Emergency (as defined in the Participation Agreement) which are not already included in an approved Operating Budget, and which are allocated to Big Rivers under the Station Two Contracts shall, as between Big Rivers and Station Two Subsidiary, be paid for by Station Two Subsidiary unless (a) the same represents a Henderson Incremental Capital Cost or expenditures for a Henderson Major
         Capital Repair (as defined in the Participation Agreement), in which case such expenditures shall be paid by Station Two Subsidiary and Big Rivers in accordance with Sections 8.17(d) and 8.17(e), or (b) there are remaining amounts in the Big Rivers Contribution for that Year that were not included in the budget for

                                                   Privileged and Confidential
                                                            EXECUTION ORIGINAL

         Henderson Non-Incremental Capital Costs in the approved Operating Budget, as contemplated in Section 20.6.2 of the Participation Agreement, in which case that remaining amount will be allocated to any Henderson Non-Incremental Capital Costs in that Year resulting from that Operating Emergency as contemplated in Section 20.6.2.

- Section 8.18 (p.62). The reference to "Section 6.3(a) of the Station Two Operating Agreement is hereby changed to "Section 6.3(a) of the Station Two Power Sales Agreement."
- Section 9.3 (p.65). The reference to "LG&E" is hereby changed to "Station Two Subsidiary."
- Section 9.10(c) (p.86). In the third sentence, the phrase "On the first day of each month during the Phase II Assignment Term Station Two Subsidiary and Big Rivers shall each directly deposit sufficient funds into the Station Two Improvements Account based on their respective Station Two Improvement Sharing Ratios (defined in Section 8.17(e)), as then applicable, (i)" is hereby changed to "On the first day of each month during the Phase II Assignment Term Station Two Subsidiary and Big
     Rivers  shall  each  deposit   sufficient  funds  into  the  Station  Two
     Improvements Account based on their respective Station Two Improvement Sharing Ratios (defined in Section 8.17(e)), as then applicable, but
     limited  in  the  case  of  Big  Rivers  to  the   remaining  Big  Rivers
     Contribution (as defined in Section 20.6 of the Participation Agreement) for that Year with respect to Henderson Non-Incremental Capital Costs that are not for Henderson Major Capital Repairs (as defined in the Participation Agreement) (i)".
- Section 9.10(d). Section 9.10(d) is hereby amended to be and read in its entirety as follows:

              (d) Station Two Subsidiary and Big Rivers agree with each other as follows: Station Two Subsidiary shall immediately notify the Operating Committee of any anticipated departure of [REDACTED]% or more from the budget for Station Two Improvements or for operating and maintenance expenses included in any approved Operating Budget. Station Two Subsidiary shall use reasonable efforts to (a) operate within [REDACTED] percent to [REDACTED] percent of the total approved budget for Station Two Improvements included in an Operating Budget, and
         (b) to spend at least [REDACTED] percent of the total approved budget for operating and maintenance expenses included in an Operating Budget (not including the fuel or reagent budget). Subject to the provisions set forth below, any increase of [REDACTED] percent or more proposed by Station Two Subsidiary to either the Station Two Improvements budget or the operating and maintenance expense budget set forth in an approved Operating Budget shall be subject to review and approval by the Operating Committee; provided, that such review and approval shall not apply to the operating and maintenance expense budgets that are included in an Operating Budget that is a part of the Initial Period Budgets, it being understood that

                                                   Privileged and Confidential
                                                            EXECUTION ORIGINAL

         increases of [REDACTED] percent or more proposed by Station Two Subsidiary to those budgets shall be permissible without that review and approval if the relevant expenditures are consistent with Prudent Utility Practice, in which case the additional costs shall, as between Big Rivers and Station Two Subsidiary, be borne by Station
         Two Subsidiary unless they constitute Henderson Incremental Environmental O&M required to be borne by both Station Two
         Subsidiary and Big Rivers in the manner provided for in Section 9.9. If Station Two Subsidiary exceeds the total budget for Henderson Non-Incremental Capital Costs (exclusive of such costs as are for Henderson Major Capital Repairs (as defined in the Participation Agreement) that are included in an approved budget for Station Two Improvements in an Operating Budget, the additional cost of those Henderson Non-Incremental Capital Costs that are allocable to Station Two Subsidiary under the Station Two Contracts shall, as between Big Rivers and Station Two Subsidiary, be borne by Station
         Two Subsidiary unless the parties agree otherwise, or unless remaining portions of the Big Rivers Contribution for that Year that were not included in the approved Operating Budget are available as contemplated in Section 20.6.2 of the Participation Agreement (in which event such amounts will be applied as contemplated in that Section). Subject to the next succeeding sentence, if Station Two Subsidiary exceeds [REDACTED] percent of the total approved budget for Henderson Incremental Capital Costs, or for Henderson
         Non-Incremental Capital Costs for Henderson Major Capital Repairs, in either case that are included in an approved Operating Budget, the additional costs of those Station Two Improvements that are allocable to Station Two Subsidiary under the Station Two Contracts shall, as between Big Rivers and Station Two Subsidiary, be borne by Station Two Subsidiary unless the Parties otherwise agree, or unless the dispute resolution procedure under Article 15 of the Participation Agreement (and contemplated in Section 13.5(e) of this Agreement) determines that at the time Station Two Subsidiary proposed the applicable portions of the Operating Budget (or modification thereof) relating to those expenditures Station Two Subsidiary acted consistent with Prudent Utility Practice, in which case the additional costs shall be borne by Station Two Subsidiary and Big Rivers in accordance with Section 9.10(c) of this Agreement. Notwithstanding the provisions of the immediately preceding sentence, if Station Two Subsidiary exceeds 110 percent of the total of any approved budget for Henderson Incremental Capital Costs, or for Henderson Non-Incremental Capital Costs for Henderson Major Capital Repairs, that are included in an Operating Budget that is a part of the Initial Period Budgets, the additional cost of those Station Two Improvements that are allocable to Big Rivers under the Station Two Contracts shall, as between Big Rivers and Station Two Subsidiary, be borne by Station

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         Two Subsidiary unless the Parties otherwise agree, or unless the dispute resolution procedure set forth in Article 15 of the Participation Agreement determines that the purchase and installation of those Station Two Improvements, and the costs thereof, are consistent with Prudent Utility Practice, regardless of whether the relevant Initial Period Budget, or Station Two Subsidiary's actions in connection with the same, were consistent with Prudent Utility Practice at the time that the budget was prepared, in which case the additional costs that are allocable to Station Two Subsidiary under the Station Two Contracts shall, as between Big Rivers and Station Two Subsidiary, be borne by Station Two Subsidiary and Big Rivers in accordance with Section 9.10(c) of this Agreement. If Station Two Subsidiary fails or refuses to use reasonable efforts to spend at least [REDACTED] percent of the total budget for Station Two Improvements or for operating and maintenance expenses included in an approved Operating Budget (excluding that portion relating to Henderson Incremental Environmental O&M), and pursuant to the dispute resolution procedure under Article 15 of the Participation Agreement it is determined that such failure or refusal was inconsistent with Prudent Utility Practice, Station Two Subsidiary shall make the omitted expenditures as required pursuant to the applicable dispute resolution procedure. Notwithstanding anything contained in this Section 9.10(d) to the contrary, Station Two Subsidiary shall in no event be required to expend the monies included in an approved Operating Budget where to do so would cause Station Two Subsidiary to be in breach or default under any Station Two Contract. Additional capital expenditures incurred by Station Two Subsidiary in response to an Operating Emergency (as defined in the Participation Agreement) which are not already included in an approved Operating Budget, and which are allocated to Station Two Subsidiary under the Station Two Contracts shall, as between Big Rivers and Station Two Subsidiary, be paid for by Station Two Subsidiary unless (a) the same represents a Henderson Incremental Capital Cost or expenditures for a Henderson Major Capital Repair, in which case such expenditures shall be paid by Station Two Subsidiary and Big Rivers in accordance with Section 9.10(c), or (b) there are remaining amounts in the Big Rivers Contribution for that Year that were not included in the budget for Henderson Non-Incremental Capital Costs in the approved Operating Budget, as contemplated in Section 20.6.2 of the Participation Agreement, in which case that remaining amount will be allocated to any Henderson Non-Incremental Capital Costs in that Year resulting from that Operating Emergency as contemplated in Section 20.6.2.

- Section 10.9 (p.120). The first reference to "Station Two Subsidiary" is hereby changed to "Station Two Subsidiary or its Affiliates."

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                                                            EXECUTION ORIGINAL

- Section 10.19(c)(3) (p.141). The first reference to "Station Two Subsidiary" is hereby changed to "Station Two Subsidiary and its agents, authorized representatives or employees."
- Section 11.1(a) (p.157). In the phrase "Pre-closing Development Agreements," "closing" is hereby capitalized.
- Section 16.2 (p.229). The reference to "uncontrollable force" is hereby capitalized.
-  Section 17 (p.229). The reference to "section 17" is hereby capitalized.

10. ADDITIONAL DEFINITIONS TO STATION TWO AGREEMENT. The Parties agree to amend Exhibit B to the Station Two Agreement (Additional Definitions to Station Two Agreement) as follows:

- Section 7 (Bankruptcy Code) is hereby moved to precede Section 6 (Bankruptcy Court) and those sections are hereby renumbered accordingly.
- Section 6 (p.2). The reference to "Western District of Kentucky" is hereby changed to "Western District of Kentucky, Owensboro Division."
- Section 27 (Facilities) is hereby moved to precede Section 26 (Facilities Operating Agreement) and those sections are hereby renumbered accordingly.
- Section 32 (p.5). The reference to "Amended and Restated Guarantee Agreement" is hereby changed to "New Guarantee Agreement."
- Section 33 (p.5). Section 33 is hereby amended to be and read in its entirety as follows: "'GUARANTY' shall mean the Guarantee Agreement (Station Two Obligations) executed by LEC on the Execution Date for the benefit of Henderson, pursuant to which LEC guarantees the obligations of the LG&E Companies pursuant to the Station Two Agreement, as well as their obligations pursuant to the Systems Reserves Agreement and the G&A Allocation Agreement to be entered into in connection therewith."
-  Section 53 (p.7).  The phrase "of this Agreement" is hereby deleted.
-  Section 54 (p.7).  The phrase "of this Agreement" is hereby deleted.
-  Section 56 (p.7).  The  reference   to  "Kentucky   Public   Service
   Commission" is hereby changed to "KPSC."
-  Section 59 (p.8).  The phrase "of this Agreement" is hereby deleted.
-  Section 60 (p.8).  The phrase "of this Agreement" is hereby deleted.
-  Section 63 (p.8).  The  reference   therein   to   "subordination,
   Non-Disturbance,   Attornment  and  Inter-Creditor   Agreement"  is  hereby
   changed to "Subordination, Non-Disturbance, Attornment and Inter-Creditor Agreements."
- Section 65 (p.8). The reference to "Section 8.16" is hereby changed to "Section 8.15."
- Section 74 (p.9). The phrase "PERMITTED LIEN" shall mean the liens granted by Big Rivers in favor of the RUS and the LC Issuer securing all indebtedness outstanding on the Effective Date to the RUS and the LC Issuer, provided that RUS has executed a Non-Disturbance Agreement with the LG&E Parties and WKEC, and including any lien of the RUS shared by an LC Issuer, provided the LC Issuer has also executed a Non-Disturbance Agreement with the LG&E Parties and KEC, and any of the following additional liens:" is hereby changed to "PERMITTED LIEN" shall mean the liens granted by Big Rivers in favor of the

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                                                            EXECUTION ORIGINAL

    RUS, the LC Issuer and the [Bank] provided that the RUS, the LC Issuer and/or the [Bank], in each case, has executed a Non-Disturbance
    Agreement with the LG&E Parties, and any of the following additional liens:"
- Section 94 (Tax or Taxes) is hereby moved to precede Section 93 (Tax Indemnification Agreement) and those sections are hereby renumbered accordingly.
- Section 96 (p.13) Each reference to "Transmission Services and Interconnection Agreement" is hereby changed to "Transmission Service and Interconnection Agreement."
-   Section 100 (p.13). The phrase "of this Agreement" is hereby deleted.

11. G&A ALLOCATION AGREEMENT. The Parties hereby agree to amend Exhibit C to the Station Two Agreement (G&A Allocation Agreement) as follows:

- Section 4.3(d) (p.6). The reference to "each administrative building occupied by personnel of Station Two Subsidiary (or its successor in interest) in a Station Two Subsidiary Support Position" is hereby changed to "each administrative building located in Henderson County, Kentucky occupied by personnel of Station Two Subsidiary or its Affiliates (or their successors in interest) in a Station Two Subsidiary Support Position."
- Section 5.2(a) (p.7). The reference to "Section 4.2" is hereby changed to "Section 4.1."

12. OPERATING RESERVES AGREEMENT. The Parties hereby agree to amend the "A greement with Respect to Operating Reserves and Amendment No. 1 to Systems Re serves Agreement" as follows:

- Section J(a) (p.3). The amount "$[REDACTED] per KW" is hereby changed to "$[REDACTED] per KW."
- Section J(b) (p.4). The amount "$[REDACTED] per KW" is hereby changed to "$[REDACTED] per KW."

13. SETTLEMENT MORTGAGE. The Parties hereby agree to amend Exhibit N to the New Participation Agreement (Settlement Mortgage) as follows:

- The reference to "Participation Agreement" in the second sentence of the second full paragraph on page 1 is hereby changed to "New Participation Agreement."

14. EXHIBIT X. The Parties hereby agree to amend Exhibit X to the New Participation Agreement (Definitions) as follows:

-  New  Section  (p. 1). A new section is hereby  added  between  Section 4
   (Alcan) and Section 5 (Ancillary Services) which reads: "AMENDED AND RESTATED GUARANTEE AGREEMENT. `AMENDED AND RESTATED GUARANTEE AGREEMENT' shall mean the Guaranty dated March 18, 1998, and made by LEC in favor of Big Rivers."
- Section 5 (p.1). The reference to "Open Access Transmission Service Tariff" is hereby changed to "Open Access Transmission Tariff."
- New Section (p.7). A new Section is hereby added between Section 59 (Hazardous Substances) and Section 60 (Henderson Union) which reads:
   "HENDERSON MAJOR CAPITAL

                                     -33-
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                                                   Privileged and Confidential
                                                            EXECUTION ORIGINAL

   REPAIRS. `HENDERSON MAJOR CAPITAL REPAIRS' shall mean Major Capital Repairs conducted at or with respect to Station Two."
- New Section (p.10). A new Section is hereby added between Section 93 (Major Capital Improvement) and Section 94 (Management Fee) which reads: "MAJOR CAPITAL REPAIRS. `MAJOR CAPITAL REPAIRS' shall be as defined by the Parties and set forth in a written document prior to the Closing.
- Section 11 (Assets) is hereby moved to precede Section 10 (Assets Insurance) and those sections are hereby renumbered accordingly.
- Section 14 (Bankruptcy Code) is hereby moved to precede Section 13 (Bankruptcy Court) and those sections are hereby renumbered accordingly.
- Section 13 (p.2). The reference to "Western District of Kentucky" is hereby changed to "Western District of Kentucky, Owensboro Division."
- Section 23 (p.3) The phrase "prior to April 7, 1998" is hereby changed to "on or prior to May 29, 1998."
- Section 26 (p.3). Section 26 is amended to include after the reference to "Annual Capital Budget" therein the following: ", an approved modification thereof, or a deviation therefrom as permitted by Section 6.5 of the Facilities Operating Agreement, Section 7.5 of the Lease, or Section 8.17(f) or 9.10(d) of the Station Two Agreement (as applicable), or that result from an Operating Emergency as contemplated in Section 6.6 of the Facilities Operating Agreement and Section 7.6 of the Lease."
- Section 27 (p.3). In the reference to "Capitalization guidelines," "capitalization" is hereby made lower case.
-  Section  58  (p.6).   The  phrase   "Amended  and   Restated   Guarantee
   Agreement" is hereby changed to "New Guarantee Agreement."
- Section 86 (p.9). The phrase "prior to April 7, 1998" is hereby changed to "on or prior to May 29, 1998."
- Section 87 (p.9). The phrase "prior to April 7, 1998" is hereby changed to "on or prior to May 29, 1998."
-  Section 95 (p.10).  The phrase "of this Agreement" is hereby deleted.
-  Section 96 (p.10).  The phrase "of this Agreement" is hereby deleted.
-  Section  98  (p.10).   The   reference  to  "Kentucky   Public   Service
   Commission" is hereby changed to "KPSC."
-  Section  102  (p.11).   The  reference  to  "Kentucky   Public   Service
   Commission" is hereby changed to "KPSC."
-  Section 103 (p.11).  The phrase "of this Agreement" is hereby deleted.
-  Section 104 (p.11).  The phrase "of this Agreement" is hereby deleted.
-  Section 106 (Minimum  Requirement)  is hereby  moved to precede  Section
   105 (Minimum Requirement Revision Event) and those sections are renumbered accordingly.
- Section 123 (p.13). The reference to "the Guaranty dated" is hereby changed to "the Guarantee Agreement dated" and the following phrase is added to the end of the sentence: ",which was superseded and replaced by the Amended and Restated Guarantee Agreement dated March 18, 1998."

                                     -34-
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                                                   Privileged and Confidential
                                                            EXECUTION ORIGINAL

- Section 128 (Participation Agreement) is hereby amended by adding ", as amended" at the end of the Section.
- Section 128 (Participation Agreement) is hereby moved to precede Section 127 (Participation Effective Date) and those sections are renumbered accordingly.
- Section 130 (p.14). The phrase "`PERMITTED LIEN' shall mean the liens granted by Big Rivers in favor of the RUS and the LC Issuer securing all indebtedness outstanding on the Effective Date to the RUS and the LC Issuer, provided that RUS has executed a Non-Disturbance Agreement with the LG&E Parties, and including any lien of the RUS shared by an LC Issuer, provided the LC Issuer has also executed a Non-Disturbance Agreement with the LG&E Parties, and any of the following additional liens:" is hereby changed to "`PERMITTED LIEN' shall mean the liens granted by Big Rivers in favor of the RUS, the LC Issuer and the [Bank], in each case, provided that the RUS, the LC Issuer and/or the [Bank] has executed a Non-Disturbance Agreement with the LG&E Parties, and any of the following additional liens:"
- Section 158 (SO2 Allowances) is hereby moved to precede Section 166 (Southwire) and Sections 159 through 165 are hereby renumbered accordingly.
- Section 164 (p.18). The phrase "on or prior to April 7, 1998" is hereby changed to "on or prior to May 29, 1998."
- Section 167 (p.19). The reference to "the City of Henderson's" is hereby changed to "HMP&L's."
- Section 175 (Tax or Taxes) is hereby moved to precede Section 173 (Tax Return or Return) and Section 174 (Tax Indemnification Agreement) and those sections are hereby renumbered accordingly.
- Section 180 (p.20) Each reference to "Transmission Services and Interconnection Agreement" is hereby changed to "Transmission Service and Interconnection Agreement."
- Section 186 (p.21). The reference to "Henderson" is hereby changed to "HMP&L."
-  Section 189 (p.21). The phrase "of this Agreement" is hereby deleted.

15. NON-DISTURBANCE AGREEMENT. The parties hereby agree to amend the Non-Disturbance Agreement as follows:

- Section 1.5(c)(i) (p. 5). The phrase "excluding any sums owed in respect of Enhancements or Major Capital Improvements if any amounts are paid to the LG&E Parties under Section 1.5(b)" is hereby added at the end of the Section, immediately following the term "New Participation Agreement."

16. NEW GUARANTEE AGREEMENT. The parties agree to amend the New Guarantee Agreement as follows:

-  Second  paragraph  of the  preamble,  third  sentence (p. 1). The phrase
   "as amended" is hereby added after "LG&E Affiliates."
- Second paragraph of the preamble, last sentence (p.1). The phrase "as amended," preceded
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                                                   Privileged and Confidential
                                                            EXECUTION ORIGINAL

  by a comma, is hereby added after "June 9, 1997" and before the period.

17. CAPITALIZATION GUIDELINES. The parties agree to amend the Capitalization Guidelines attached to the New Participation Agreement as Exhibit P as follows:

- To delete therefrom in its entirety Section 1.a., which reads "a. The Big Rivers 20,000- item Continuing Property Record (CPR) file."
-  To renumber the remaining subsections of Section 1 as a., b. and c.
- To change the reference in Section 1.d. from "a, b or c, above" to "a or b, above."

     Except as expressly provided herein, the provisions of the New Participation Agreement shall remain in full force and effect from and after the execution hereof to the same extent as prior to such execution.

     IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the day and year first written above.

                           BIG RIVERS ELECTRIC CORPORATION


                           By: /S/ MICHAEL H. CORE
                              ---------------------------
                           Printed Name:  Michael H. Core
                           Title:  President/CEO


                          WESTERN KENTUCKY ENERGY CORP.


                           By:  /S/ GEORGE BASINGER
                              ---------------------------
                           Printed Name:  George W. Basinger
                           Title:  President


                           LG&E ENERGY MARKETING INC.


                           By:  /S/ JOHN R. McCALL
                              ---------------------------
                          Printed Name: John R. McCall
                           Title:  Secretary


                           WESTERN KENTUCKY LEASING CORP.


                           By:  /S/ GEORGE BASINGER
                              ---------------------------
                           Printed Name:  George W. Basinger
                           Title:  President



                           WKE STATION TWO INC.


                           By:  /S/ GEORGE BASINGER
                              ---------------------------
                           Printed Name:  George W. Basinger
                           Title:  President

--------------

[* All Exhibits and Schedules REDACTED.]